UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2009

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.03	Material Modification to Rights of Security Holders.

On December 17, 2009, Lydall, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Shareholder Rights Agreement dated as of June 23, 2009, between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agreement”). The Rights Agreement is described in the Company’s Current Report on Form 8-K filed on June 25, 2009, which is incorporated by reference herein.

The Amendment changes the final expiration date of the Rights Agreement from June 22, 2012 to December 17, 2009. Accordingly, the Rights issued pursuant to the Rights Agreement expired at the close of business on December 17, 2009, and the Rights Agreement has been terminated and is of no further force and effect. The Rights will be de-listed from the New York Stock Exchange and de-registered under the Securities Exchange Act of 1934, as amended. A copy of the Amendment is attached as Exhibit 4.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

4.01	Amendment to Shareholder Rights Agreement, dated as of December 17, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

December 22, 2009	By:	/S/ JAMES V. LAUGHLAN
James V. Laughlan
Principal Accounting Officer & Controller

LYDALL, INC.

Index to Exhibits

Exhibit Number	Description of Exhibit

4.01	Amendment to Shareholder Rights Agreement, dated as of December 17, 2009